EXHIBIT 32.2


             SECTION 1350 CERTIFICATION OF CHIEF FINANCIAL OFFICER



This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") of P.A.M. Transportation Services, Inc. (the "Issuer").

I, Larry J. Goddard, Vice President - Finance, Chief Financial Officer, Secretary and Treasurer of the Issuer, certify that:

(i)     The  Form  10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:   October 30, 2003          By: /s/ Larry J. Goddard
                                   ---------------------------------
                                   Larry J. Goddard
                                   Vice President-Finance, Chief Financial
                                   Officer, Secretary and Treasurer
                                   (chief financial officer)